AMERICAN PHYSICIANS SERVICE GRIUP, INC.

                   1301 Capital of Texas Highway, Suite C-300
                               Austin, Texas 78746


                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held June 7, 2004

To Our Shareholders:

     You are cordially invited to attend our 2004 Annual Meeting of Shareholders to be held at Lakeway Inn Conference Resort, located at 101 Lakeway Drive, Austin, Texas 78734, on Monday, June 7, 2004 at 8:30 a.m., Austin, Texas time, for the following purposes:

         (a) To elect five directors to serve on our board of directors;

         (b) To transact any other business as may properly come before the meeting or any adjournment(s) thereof.

     The accompanying proxy statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.

     Only shareholders of record of our common stock at the close of business on April 21, 2004 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     You are cordially invited and urged to attend the meeting. Whether or not you intend to attend the meeting, we ask that you sign and date the accompanying proxy and return it promptly in the enclosed self-addressed envelope. If you attend the meeting, you may vote in person, if you wish, whether or not you have returned your proxy. In any event, you may revoke your proxy at any time before it is exercised in the manner described in the proxy statement.

                       By Order of our Board of Directors



                                                     W. H. HAYES Secretary
Austin, Texas
May 7, 2004

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
                   1301 Capital of Texas Highway, Suite C-300
                               Austin, Texas 78746

                                 PROXY STATEMENT
                                       for
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held June 7, 2004

         Our board of directors hereby solicits your proxy for use at our 2004 Annual Meeting of Shareholders to be held at the Lakeway Inn Conference Resort, located at 101 Lakeway Drive, Austin, Texas 78734, on Monday, June 7, 2004 at 8:30 a.m., Austin, Texas time, and any adjournment(s) thereof. This solicitation may be made in person or by mail, telephone, or telecopy by our directors, officers, and employees, who will receive no extra compensation for participating in this solicitation. In addition, we will reimburse banks, brokerage firms, and other fiduciaries for forwarding solicitation materials to the beneficial owners of our common stock held of record by such persons. We will pay the entire cost of this solicitation. We expect to mail this proxy statement and the enclosed form of proxy on or about May 7, 2004.

         References in this report to "we", "us", "our", and the "Company" mean American Physicians Service Group, Inc.

                                  ANNUAL REPORT

         Enclosed is our Annual Report to Shareholders for the year ended December 31, 2003, including our audited financial statements. The Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                            OUTSTANDING COMMON STOCK

         Only shareholders of record at the close of business on April 21, 2004 are entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof. At April 21, 2004, we had outstanding and entitled to vote 2,504,467 shares of our common stock.

                                 QUORUM; VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the meeting but with respect to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

         On all matters (including election of directors) submitted to a vote of the shareholders at the meeting or any adjournment(s) thereof, each holder of our common stock will be entitled to one vote for each share of our common stock owned of record by such shareholder at the close of business on April 21, 2004. Cumulative voting is not permitted in the election of our directors.

         Proxies in the accompanying form which are properly executed and returned and that are not revoked will be voted at the meeting and any adjournment(s) thereof and will be voted in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specified matter will be voted according to the recommendations of our board of directors, which are contained in this proxy statement. Our board of directors knows of no matters, other than those presented in this proxy statement, to be presented for consideration at the meeting. If, however, other matters properly come before the meeting or any adjournment(s) thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on any such matters. The persons named in the accompanying proxy may also, if they believe it advisable, vote such proxy to adjourn the meeting from time to time.

         Each matter submitted to the shareholders requires the affirmative vote of a majority of the shares entitled to vote and present in person or by proxy. If you abstain from voting on a proposal, your abstention will have the effect of a negative vote on such proposal. Broker non-votes will have the effect of a negative vote on any proposal.

                               REVOCATION OF PROXY

         You have the power to revoke your proxy at any time before the shares it represents are voted. A revocation will be effective upon receipt, at any time before the meeting is called to order, by our Secretary of either (a) an instrument revoking your proxy or (b) a proxy duly executed by you bearing a later date than the preceding proxy. Additionally, you may change or revoke a previously executed proxy by voting in person at the meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

GENERAL

         Pursuant to our bylaws, our board of directors has, by resolution, fixed the number of directors at five, and five directors will be elected. All nominees will be elected to hold office until our next annual meeting of shareholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

         Should any nominee for director become unwilling or unable to accept nomination or election, the proxies will be voted for the election, in his or her stead, of such other persons as our board of directors may recommend or our board of directors may reduce the number of directors to be elected. We have no reason to believe that any nominee named above will be unwilling or unable to serve.

Nominees
                                                              Director of
             Name                         Age                Company Since
            ------                        ---                -------------
         Jackie Majors                     70                     2003
         Robert L. Myer                    55                     1996
         William A. Searles                61                     1989
         Kenneth S. Shifrin                55                     1987
         Cheryl Williams                   52                     2003


         Mr. Majors has been a director since March 2003. He previously served on our board of directors from 1989 through 1993. Mr. Majors was a director and President of Prime Medical Services, Inc. or Prime, a provider of lithotripsy services and a manufacturer of specialty vehicles for the transport of medical and broadcast/communications equipment from 1989 until his retirement in 1996. He was an independent business consultant from 1986 to 1989 and our Vice President-Merger and Acquisitions from 1984 to 1986.

         Mr. Myer has been a director of ours since 1996. He has served as a consultant to Americo Life, Inc., or Americo, a life insurance company, since 1998. Before the sale of certain of his insurance related businesses to Americo in 1998, he was President and Chief Executive Officer of College Insurance Group, Inc., an insurance holding company which owned 100% of Annuity Service Corp. and Financial Assurance Life Insurance Company. Annuity Service Corp. managed and administered tax qualified plan annuity and life insurance business for several insurance companies. Financial Assurance Life Insurance Company was a provider of annuity and life insurance products.

         Mr. Searles has been a director of ours since 1989. He has been an independent business consultant since 1989. Before then, he spent 25 years with various Wall Street firms, the last ten of which were with Bear Stearns (an investment banking firm) as an Associate Director/Limited Partner. He has served as a director of Prime since 1989 and as Chairman of the Board of APS Investment Services, Inc., a wholly-owned subsidiary of ours (which we will refer to as Investment Services), since May 1998. From 1972 to 1999, Mr. Searles was the sole owner of Travelmart, Inc. a privately held New Jersey based travel agency, which was liquidated in early 1999 under the bankruptcy code.

         Mr. Shifrin has been our Chairman of the Board since March 1990. He has been our President and Chief Executive Officer since March 1989 and he was President and Chief Operating Officer from June 1987 to February 1989. He has been a director of ours since February 1987. From February 1985 until June 1987, Mr. Shifrin served as our Senior Vice President - Finance and Treasurer. He has been Chairman of the Board of Prime since 1989 and a director of Financial Industries Corporation, or FIC, a provider of life insurance and annuity products, since June 2003. Mr. Shifrin is a member of the World Presidents Organization.

         Ms. Williams has been a director of ours since December 2003. She has been a private investor and business consultant since 2002. She was Chief

Financial Officer of Prime from 1989 to 2002. Prior to that she held finance and accounting positions in the data processing and aircraft industries.

        The Board recommends that you vote FOR each nominee for director.

COMPENSATION OF DIRECTORS

         Nonemployee directors receive a fee of $2,500 for each in-person board meeting, $400 for teleconference board meetings and $400 for each committee meeting they attend. Mr. Myer has requested that we contribute his fees to a charity of his choice. Mr. Shifrin does not receive separate compensation for his services as a director. Directors are eligible to receive stock option grants under our 1995 Incentive and Non-Qualified Stock Option Plan. In 2003 Mr. Majors was granted options for 30,000 shares of our common stock, Mr. Myer was granted options for 35,000 shares of our common stock, Mr. Searles was granted options for 35,000 shares of our common stock, and Ms. Williams was granted options for 15,000 shares of our common stock. Mr. Shifrin received options for 50,000 shares of our common stock, as reported in the "Options Granted in 2003" chart of the "Executive Compensation" section of this proxy statement. All of these options have an exercise price equal to the closing price on the date of grant and vest in two equal annual installments beginning on the first anniversary of the date of grant.

CERTAIN ADDITIONAL INFORMATION CONCERNING OUR BOARD OF DIRECTORS

         No family relationships exist among our officers or directors. Except as indicated above with respect to Prime and FIC, no director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

         Our board of directors held nine meetings during 2003, and each director attended at least 75% of (a) the total number of our board meetings held during 2003 (or, if shorter, during the period he or she served as a director) and (b) the total number of meetings held by all committees of the board on which he or she served during 2003 (or, if shorter, during the period he or she served as a director). It is the policy of the Board of Directors to hold an executive session without the presence of management at each Board meeting.

                     BOARD COMMITTEES; CORPORATE GOVERNANCE

BOARD MEETINGS

         In regard to directors' attendance at annual shareholders meetings, although we do not have a formal policy regarding such attendance, our board of directors encourages all board members to attend such meetings, but such attendance is not mandatory. All of our board members attended the 2003 annual shareholders meeting. In addition, our board of directors holds its regular annual meeting immediately following the annual shareholders meeting.

AUDIT COMMITTEE

         Our board of directors has an audit committee that, during 2003, consisted of three directors. Mr. Myer served on the committee along with former director Mr. Brad Hummel, who resigned in October 2003. Mr. Majors and Ms. Williams served on the committee upon being appointed to the Board of Directors in March 2003 and December 2003, respectively. The chairperson of the committee is Ms. Williams. Our board has determined that the committee members are "independent" as defined in Rule 4200(a)(15) of the Nasdaq listing standards. In addition, our board has determined that the committee members meet the independence standards set forth in Rule 10A-3(b)(1) of the Exchange Act. Our board has further determined that Ms. Williams is an "audit committee financial expert" as such term is defined in Item 401(e) of Regulation S-B promulgated by the SEC. The audit committee held six meetings during 2003. Mr. Myer was unable to attend one meeting. The audit committee meets with our independent auditors, reviews our financial statements, and selects our independent auditors for each fiscal year.

         The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to Ms. Williams, the chairperson of the audit committee, when expedition of services is necessary.

COMPENSATION COMMITTEE

     Our board has a compensation committee, which in 2003 was expanded from two to three directors. Mr. Myer and Mr. Searles were joined by Ms. Williams upon her appointment to the board. Mr. Majors succeeded Mr. Searles and the committee now consists of Mr. Majors, Mr. Myer and Ms. Williams, all of whom are "independent" directors as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The chairperson of the committee is Mr. Majors. The compensation committee held four meetings during 2003. The compensation committee recommends to the board the compensation of our executive officers and directors.

NOMINATING COMMITTEE

     Our board of directors has a nominating committee that assists the board in identifying qualified individuals to become directors. During 2003 the committee consisted of two members, Mr. Majors and Mr. Myer. Both are "independent" directors as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The chairperson of the committee is Mr. Majors. The nominating committee held one meeting in 2003.

         The nominating committee identifies nominees by first evaluating the current members of the board who are willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service or if the nominating committee decides not to recommend a member for re-election, the nominating committee will identify the desired skills and experience of a new nominee in light of the criteria below. Research may be performed to identify qualified individuals. To date, the nominating committee has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although it may do so in the future if it considers doing so necessary or desirable. Ms. Williams, who has not previously stood for election, was recommended by our chairman of the board and chief executive officer to fill a vacancy in December 2003.

         The consideration of any candidate for service on our board is based on the nominating committee's assessment of the candidate's professional and personal experiences and expertise relevant to our operations and goals. The committee evaluates each candidate on his or her ability to devote sufficient time to board activities to effectively carry out the work of the board. The ability to contribute positively to the existing collaborative culture among board members is also considered by the committee. In addition, the committee considers the composition of the board as a whole; the status of the nominee as "independent" under the Nasdaq's listing standards and the rules and regulations of the SEC; and the nominee's experience with accounting rules and practices. Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating committee may also consider such other factors as it may deem are in our and our shareholders' best interests.

         After completing its evaluation, the nominating committee makes a recommendation to the full board of directors as to the persons who should be nominated by the board, and the board determines the nominees after considering the recommendation and report of the nominating committee.

         The nominating committee will consider director candidates recommended by our shareholders. The nominating committee does not have a formal policy on shareholder nominees, but intends to assess them in the same manner as other nominees, as described above. To recommend a prospective nominee for the nominating committee's consideration, shareholders should submit in writing the candidate's name and qualifications, and otherwise comply with our bylaws' requirements for shareholder nominations, which are described under "Shareholder Proposals" below, to:

                         American Physicians Service Group, Inc.
                         Corporate Secretary
                         1301 Capital of Texas Hwy, Suite C-300
                         Austin, TX 78746

         A copy of the nominating committee's charter is available on our web site at http://www.amph.com. The contents of this web site are not incorporated by reference and the web site address provided in this proxy statement is intended to be an inactive textual reference only.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         If a shareholder desires to send a communication to our board of directors, such shareholder should send the communication to:

                         American Physicians Service Group, Inc.
                         1301 Capital of Texas Hwy, Suite C-300
                         Austin, TX 78746
                         Attention:  Chairman of the Board

The chairman of the board will forward the communication to the other board members.

         If a shareholder desires to send a communication to a specific board member, such shareholder should send the communication to the above address with attention to the specific board member, not the chairman of the board (unless such shareholder desires to send the communication to the chairman).

CODE OF ETHICS

         We have established a Code of Ethics for our chief executive officer, senior finance officers and all other employees. A current copy of this code is available on our web site at http://www.amph.com. The contents of this web site are not incorporated by reference and the web site address provided in this proxy statement is intended to be an inactive textual reference only.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         Set forth below is information concerning aggregate cash compensation earned during each of our last three fiscal years by our chief executive officer and each of our other most highly compensated executive officers who received in excess of $100,000 in salary and bonuses during any of the last three years, who we will refer to as our named executive officers.


                                                                                           Long Term
                                                       Annual Compensation                Compensation
                                                   -------------------------------      ----------------
                                                                                           Securities             All Other
Name and Principal Position        Fiscal Year      Salary ($)           Bonus ($)      Underlying Options       Compensation
                                                                                            (#)                    ($) (1)
----------------------------       -----------     ------------         -----------     -----------------        -------------
Kenneth S. Shifrin, Chairman,         2003             300,000            421,000              50,000               6,152
President and Chief                   2002             293,751            200,000(2)           75,000               4,548
Executive Officer                     2001             275,004             50,000                  --               3,229

William H. Hayes, Senior Vice         2003             130,412            105,000              40,000               6,632
President-Finance, Secretary and      2002             126,246             50,000              35,000               5,002
Chief Financial Officer               2001             114,996             20,000                  --               3,174

Maury L. Magids, Senior Vice          2003             204,996            263,585              25,000                 216
President - Insurance                 2002             180,000            228,529              15,000                 216
                                      2001             179,588            120,200              10,000                 216

William A. Searles                    2003              72,000(3)         453,000(4)           35,000                  --
Chairman of the Board                 2002              72,000(3)         213,000(2)(4)        50,000                  --
of Investment Services                2001              72,000(3)         223,000(4)               --                  --


(1) Consists of our matching contributions to our 401(k) plan and the value of group insurance in excess of $50,000 with respect to such officer.

(2) The amount shown excludes $276,000 and $56,000 paid to Mr. Shifrin and Mr. Searles, respectively, under a 1999 incentive plan related to profits we realize upon the sale of our investment in Prime.

(3)   Director's fee for serving as Chairman of Investment Services.

(4) Non-discretionary incentive bonus based on Investment Services achieving specified levels of return on capital.

OPTIONS GRANTED IN 2003

         The following table provides information related to options granted to the named executive officers during 2003. We do not have any outstanding stock appreciation rights.


                                Individual Grants
---------------------------------------------------------------------------------------------------------------------
                                 Number of
                                 securities             Percent of total
                                 underlying             options granted
                               options granted           to employees in           Exercise Price          Expiration
 Name                              (#) (1)                fiscal year                   ($/Sh)                Date
-----------                   -----------------         ----------------           ---------------      --------------
Kenneth S. Shifrin                 25,000.00                13%                        $ 4.29               1/7/08
                                   25,000.00                13%                        $ 9.10               12/4/08

William H. Hayes                   20,000.00                10%                        $ 4.29               1/7/08
                                   20,000.00                10%                        $ 9.10               12/4/08

Maury L. Magids                    25,000.00                13%                        $ 4.29               1/7/08

William A. Searles                 20,000.00                (2)                        $ 4.29               1/7/08
                                   15,000.00                (2)                        $ 9.10               12/4/08

-----------------------------------------------------------------------------------------------------------------------


(1) These options were granted at the closing price on the date of grant. Options for all board members, including Mr. Shifrin, vest in two annual installments beginning one year after the date of grant. All other options vest in three annual installments beginning one year after the date of grant.

(2) Mr. Searles is a director and Chairman of Investment Services, but is not an employee.

AGGREGATED OPTION EXERCISES DURING  2003 AND OPTION VALUES AT DECEMBER 31, 2003

         The following table provides information related to options exercised by the named executive officers during 2003 and the number and value of unexercised options held at December 31, 2003. We do not have any outstanding stock appreciation rights.


                                                                        Number of                        Value of Unexercised
                                                             Underlying Unexercised Options               In-the-Money Options at
                                                                     at Fiscal Year-End                     Fiscal Year-End (2)
                                                             ----------------------------------      ------------------------------
                         Shares Acquired      Value
                           on Exercise       Realized         Exercisable        Unexercisable        Exercisable      Unexercisable
      Name                     (#)            ($)(1)              (#)                 (#)                 (#)               (#)
---------------            ------------      ---------        -----------        -------------         ----------      ------------

Kenneth S. Shifrin           60,000           $75,000            110,000             100,000             844,450          543,250

William H. Hayes             58,000          $143,000             18,000              64,000             139,068          322,760

Maury L. Magids              22,000          $108,343              9,000              39,000              66,430          251,080

William A. Searles           30,000           $43,360             61,000              69,000             444,515          378,410


(1) The Value Realized is calculated by subtracting the per share exercise price of the option from the closing price of our common stock on the date of exercise and multiplying the difference by the number of shares of our common stock acquired upon exercise.

(2) The Value of Unexercised In-the-Money Options is before any income taxes and is determined by aggregating for each option outstanding as of December 31, 2003 the amount calculated by multiplying the number of shares underlying such option by an amount equal to the closing price of our common stock on December 31, 2003, which was $10.47, less the exercise price of such option.

EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with Mr. Shifrin and Mr. Hayes. Each of these agreements provides for the payment of a base salary, eligibility for performance bonuses as determined by our board of directors, and such other benefits as are available to our other salaried employees. Mr. Shifrin's agreement provides for a monthly salary, currently $25,000, and terminates April 1, 2007. Mr. Hayes' agreement provides for a monthly salary, currently $11,666, and terminates April 1, 2005. Each of the agreements entitles the employee to receive lump-sum payments in the event the agreements are terminated by us without cause or by the employee following a "change in control" of us, as defined in the agreements. These payments are calculated as the greater of (a) for Mr. Shifrin, five times, and for Mr. Hayes, three times, their respective average annual cash compensation earned for the past five years, or (b) the total cash compensation that would otherwise have been payable to them throughout the remainder of the term of their employment agreements assuming their current compensation, including the amount of any bonuses for the immediately preceding calendar year, would have remained the same throughout the remainder of the term of their employment agreements.

INDEMNITY AGREEMENTS

         We have entered into indemnity agreements with our directors and certain of our officers. The agreements generally provide that, to the extent permitted by law, we must indemnify each such person for judgements, expenses, fines, penalties and amounts paid in settlement of claims that result from the fact that such person was our officer, director or employee. In addition, our articles of incorporation and certain of our subsidiaries' articles of incorporation provide for certain indemnifications and limitations on director liability.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2003, concerning shares of common stock authorized for issuance under all of our equity compensation plans.


                                                                                                 Number of Securities
                                                                                                  Remaining Available
                                Number of Securities To be                                     For Future Issuance Under
                                  Issued Upon Exercise of      Weighted Average Exercise       Equity Compensation Plans
                                   Outstanding Options,          Price of Outstanding            (Excluding Securities
 Plan category                     Warrants and Rights       Options, Warrants and Rights          Reflected in Column (a))
------------------                 -------------------       ----------------------------       ------------------------
                                            (a)                        (b)                                (c)

Equity compensation plans
   approved by security                   815,000                       $4.49                       295,000
   holders...

Equity compensation plans not
   approved by security                     --                          $ --                          --
   holders...

                        Total...          815,000                       $4.49                       295,000


                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The Company is engaged in several highly competitive industries. For the Company to succeed, the Company believes that it must be able to attract and retain qualified executives. To achieve this objective, we have structured an executive compensation policy tied to operating performance that we believe has enabled the Company to attract and retain key executives.

         During 2003, up to December 4, 2003, the Compensation Committee was comprised of Messrs. Myer and Searles, and from December 4, 2003 until December 19, 2003, the Compensation Committee was comprised of Mr. Myer, Mr. Searles and Ms. Williams. Since December 19, 2003, the committee has been comprised of Mr. Majors, chairman, Mr. Myer and Ms. Williams. Mr. Myer, Mr. Majors and Ms. Williams are all independent non-employee directors. The Compensation Committee had primary responsibility for determining executive compensation levels. The board of directors as a whole maintains a philosophy that a significant component of both annual and long-term compensation of executive officers, including that of the Chief Executive Officer, should be linked to measurable performance. A portion of the management compensation has been comprised of bonuses, based on operating and stock price performance, with a particular emphasis on the attainment of planned objectives. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Stock options are granted from time to time to members of management, based primarily on such person's potential contribution to the Company's long-term growth and profitability. The Committee feels that options are an effective incentive to create value for shareholders since the value of an option bears a direct relationship to our stock price. The Committee further recognizes that long-term performance is becoming an increasingly more important component of overall executive compensation.

         For 2003, our executive compensation program, including that of the Chief Executive Officer, consisted of base salary, a cash bonus and deferred compensation based on current year performance and long-term stock option awards, all of which relate to the achievement of specific current and long-term goals. Specifically, the cash bonus and deferred compensation paid to the executives of our subsidiaries was based upon achieving, among other things, a targeted pretax income. The Chief Executive Officer was paid a bonus for 2003 based upon achieving specific operating income, cash flow and stock price thresholds, and implementing short and long-term initiatives for improving the Company's return on investment.

         One of the Company's primary objectives is financial performance that achieves several long-term goals, including earnings-per-share growth, revenue growth, stock price growth and a proper diversification of business risks. The Committee believes that its compensation policy promotes those objectives and that compensation levels during 2003 adequately reflect the Company's compensation goals and policies.

                            Compensation Committee: Jackie Majors, Chairperson
                                                    Robert L. Myer
                                                    Cheryl Williams

                                PERFORMANCE GRAPH

         The graph below compares, assuming $100 was invested on December 31, 1998 and assuming the reinvestment of any dividends, our cumulative total shareholder return with the total shareholder returns of all NASDAQ stocks (the "NASDAQ Total") and of all stocks (the "Peer Index") contained in the following three NASDAQ indexes (with each index being given equal weight): Financial, Health Services and Insurance.


The following is a table representation of the performance graph depicted on page 13 of the print version of the proxy.

                                          PEER
      FYE             NASDAQ             INDEX             APSG
  ----------       -----------        -----------      ------------
   12/31/03           91.753            152.832           234.889
   12/31/02           61.369            111.645            94.422
   12/31/01           88.765            114.622            82.222
   12/31/00          111.832            105.505            33.333
   12/31/99          185.428             87.905            81.944
   12/31/98          100.000            100.000           100.000

                             AUDIT COMMITTEE REPORT

         The Audit Committee (the "Committee") of the Board of Directors (the "Board") was comprised of three directors in 2003 and operates under a written charter adopted by the Board and attached to the proxy statement as Appendix A. The Committee, among other things,

o reviews with the independent auditors and management the adequacy of the Company's accounting and financial reporting controls;

o reviews with management and the independent auditors significant accounting and reporting principles, practices and procedures applied in preparing the Company's financial statements;

o discusses with the independent auditors their judgment about the quality, not just the acceptability, of the Company's accounting principles used in the Company's financial reporting;

o        reviews the activities and independence of the independent auditors;

o reviews and discusses the audited financial statements with management and the independent auditors and the results of the audit; and

o        appoints independent auditors.

         The Audit Committee is responsible for hiring, terminating and compensating the auditor and approving all related fees. The Audit Committee or a designated member thereof, pre-approves audit and non-audit services rendered by its independent auditors. If pre-approval authority is delegated, the delegate must report back to the Audit Committee at the first Audit Committee meeting following any approval.

         It is the responsibility of our executive management to prepare financial statements in accordance with accounting principles generally accepted in the United States of America and of our independent auditors to audit those financial statements.

         In this context, the Committee has reviewed and held discussions with management and the independent auditors regarding the Company's 2003 financial statements. Management represented to the Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

         In addition, the Committee has discussed with the independent auditors the auditor's independence from the Company and management and has received the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit

Committees). Further, the Committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

         The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

         Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee considered the independent auditors' provision of non-audit services in 2003 and determined that the provision of those services is compatible with and does not impair the auditors' independence.

         Audit Committee:         Cheryl Williams, Chairperson
                                  Jackie Majors
                                  Robert L. Myer


                             DESIGNATION OF AUDITORS

         Upon the recommendation of our audit committee, our board of directors designated BDO Seidman, LLP to audit our books and accounts for the year ended December 31, 2003. The audit committee has not met to evaluate the performance of its independent auditors in 2003 and, consequently, has not yet selected our independent auditors for 2004. Representatives of our independent auditors will be present at the meeting to respond to appropriate questions, and they will have the opportunity, if they desire, to make a statement.

         Fees paid to our auditors' firm during 2003 and 2002 were comprised of the following:

                                                    2003              2002
                                                    ----              ----

     Audit Fees........................           $117,000          $ 93,700

     Audit-related Fees...................        $  8,000          $  8,100

     Tax Fees.........................            $     --          $     --

     All Other Fees.....................          $     --          $     --
                                                 ----------         ---------

     Total..................................      $125,000          $101,800
                                                  ========          ========

AUDIT FEES. Audit fees relate to services rendered in connection with the audit of the annual financial statements included in our Form 10-KSB and the quarterly reviews of financial statements included in our Form 10-QSB filings.

AUDIT-RELATED FEES. Audit-related services include fees for assurance and related services, such as consultations concerning financial accounting and reporting matters.

TAX FEES.  There were no tax fees in 2003 or 2002.

ALL OTHER FEES.  There were no other fees in 2003 or 2002.

All fees paid in 2003 to our independent auditors were pre-approved by the Audit Committee.

                              CERTAIN SHAREHOLDERS

         The following table sets forth certain information as of April 21, 2004 regarding the amount and nature of the beneficial ownership of our common stock by (a) each person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (b) each of our directors and nominees for director, (c) each of our named executive officers, and (d) all of our officers and directors as a group:



                                                 Amount and Nature
                                                   of Beneficial         Percent
Name and Address of                                  Ownership              of
Beneficial Owner                                  See Notes (1)(2)        Class
--------------------------------------------------------------------------------

Kenneth S. Shifrin....................................643,141             24.3%
 1301 Capital of Texas Highway, Suite C-300
 Austin, Texas 78746

Heartland Advisors, Inc. (5) .........................247,100              9.9%
 790 North Milwaukee St.
 Milwaukee, Wisconsin 53202

First Wilshire Securities Management, Inc. (4) .......182,438              7.3%
600 South Lake Street, Suite 100
Pasadena, CA 91106-3955

Dimensional Fund Advisors Inc. (3)....................138,300              5.6%
 1299 Ocean Ave., 11th Floor
 Santa Monica, California 90401

Daniel  Zeff (6) .................................... 124,750              5.0%
C/o Zeff Holding Company, LLC
50 California Street, Suite 1500
San Francisco, CA 94111

W. H. Hayes...........................................107,813              4.3%
1301 Capital of Texas Highway, Suite C-300
Austin, Texas 78746

William A. Searles.................................... 98,000              3.8%
1301 Capital of Texas Highway, Suite C-300
Austin, Texas  78746

Robert L. Myer........................................ 73,000              2.8%
1301 Capital of Texas Highway, Suite C-300
Austin, Texas 78746

Maury L. Magids........................................22,000                *
1301 Capital of Texas Highway, Suite C-300
Austin, Texas  78746

Jackie Majors...........................................4,000                *
1301 Capital of Texas Highway, Suite C-300
Austin, Texas 78746

Cheryl Williams.........................................1,063                *
1301 Capital of Texas Highway, Suite C-300
Austin, Texas 78746

All officers and directors as
 a group (9 persons) (7)............................1,006,734             34.6%

* Represents less than 1% of the outstanding shares of common stock at April 21, 2004.

(1) Except as otherwise indicated, and subject to community property laws where applicable, each individual has sole voting and investment power with respect to all shares owned by such individual.

(2) The number of shares of our common stock beneficially owned by our officers and directors includes the following number of shares subject to options that are presently exercisable or exercisable within 60 days after April 21, 2004: Mr. Shifrin, 147,000; Mr. Hayes, 29,000; Mr. Magids, 22,000; Mr. Myer, 73,000; Mr. Searles, 88,000. The number of shares beneficially owned by all of our directors and officers as a group, including the above-named directors, includes 404,000 shares subject to options that are presently exercisable or exercisable within 60 days after April 21, 2004.

(3) Based on the Amendment to Schedule 13G filed by Dimensional Fund Advisors Inc., or Dimensional, with the SEC on February 6, 2004, Dimensional may be deemed to have beneficial ownership of 138,300 shares of our common stock as of December 31, 2003, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) Based on Schedule 13G filed by First Wilshire Securities Management, Inc. on December 22, 2003, they beneficially own 182,438 shares of our common stock as of December 31, 2003.

(5) Based on Amendment No. 7 to Schedule 13G filed by Heartland Advisors and William J. Nasgovitz with the SEC on February 12, 2004, Heartland Advisors has shared voting power over 222,700 shares of our common stock and shared investment power over 247,100 shares of our common stock.

(6) Based on Amendment No. 1 to Schedule 13G filed by Daniel Zeff on January 22, 2004, Mr. Zeff, in his capacity as sole manager and member of Zeff Holding Company, LLC, beneficially owns 124,750 shares of our common stock as of December 31, 2003.

(7) Includes the president and chairman of the board, if any, of each of our consolidated subsidiaries.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

UNCOMMON CARE

     On January 1, 1998 we invested in the preferred stock of Uncommon Care, Inc., a developer and operator of specialized care facilities for individuals with Alzheimer's disease. Certain of our officers, directors and employees also invested in the common stock of Uncommon Care, paying the same price per share for their investment as we did. The initial ownership of Mr. Hayes, Mr. Myer, Mr. Searles and Mr. Shifrin was 2.3% in the aggregate.

         At the same time, these officers, directors and employees also participated in a $2.4 million secured line of credit to Uncommon Care, with each individual participant funding their pro rata portion of the line of credit. We subsequently extended two unsecured lines of credit totaling an additional $2.45 million to Uncommon Care. Beginning July 1, 2001, we agreed to take payments on the lines of credit in-kind, receiving Uncommon Care common stock in place of cash. The officers, directors and employees who participated in the line of credit did not participate in the in-kind program. Uncommon Care defaulted on all of these loans in 2002. At March 31, 2003, the preferred shares of Uncommon Care we held, assuming conversions, plus our common shares of Uncommon Care earned in-kind, amounted to approximately 42% of the total voting power of Uncommon Care. In November 2004 we sold all of our stock in Uncommon Care for a nominal amount and wrote off the loans.

ASSET MANAGEMENT

         In May 1998, we formed APS Asset Management, Inc., or Asset Management, of which we initially owned 95%. Asset Management was organized to manage fixed income and equity assets for institutional and individual clients on a fee basis. Certain of our officers, directors and employees also invested in Asset Management, paying the same price per share as we did. Their investments are as follows:

  Name                    Title                           Initial Ownership %
  ----                    -----                            -----------------
  George S. Conwill       President of Investment
                          Services                                1%

  William A. Searles      Director and Chairman of
                          Investment Services                     1%

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, or the SEC, and the NASDAQ Smallcap Market. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms received by us with respect to 2003, or written representations from certain reporting persons, we believe that all filing requirements applicable to our directors and officers and persons who own more than 10% of a registered class of our equity securities have been complied with except for Mr. Myer who reported on Form 5 two transactions that were not timely filed on Form 4.

                              SHAREHOLDER PROPOSALS

         Any of our shareholders meeting certain minimum stock ownership and holding period requirements may present a proposal to be included in our proxy statement for action at the annual meeting of shareholders to be held in 2005 pursuant to Rule 14a-8 of the Exchange Act. Such shareholder must deliver such proposal to our principal executive offices no later than January 5, 2005, unless we notify the shareholders otherwise. Only those proposals that are appropriate for shareholder action and otherwise meet the requirements of Rule 14a-8 of the Exchange Act may be included in our proxy statement.

         A shareholder who otherwise intends to present business, other than for the nomination of a person for election to our board of directors, at our 2005 annual meeting of shareholders must comply with the requirements set forth in our bylaws, which require, among other things, that to bring business before our 2005 annual meeting, a shareholder must give written notice that complies with our bylaws to our Secretary at our principal executive offices. A shareholder's notice shall be timely if received by our Secretary no later than 30 days before, and no earlier than 50 days before, the 2005 annual meeting, provided, however, if we give less than 40 days notice of the date of the 2005 annual meeting, a shareholder's notice shall be timely if received by our Secretary not later than the close of business on the 7th day following the day on which we mail our proxy statement for the 2005 annual meeting.

         A shareholder who intends to nominate a person for election to our board of directors at the 2005 annual meeting must give written notice that complies with our bylaws to our Secretary at our principal executive offices no later than 90 days before the date of our 2005 annual meeting.

     As a result, a notice of a shareholder proposal for the 2005 annual meeting, submitted other than pursuant to Rule 14a-8, will be untimely if not received by us within the time deadlines required by our bylaws as described above. As to any such proposals, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed within the time deadlines required by our bylaws as described above. Even if proper notice is received on a timely basis, the proxies named in management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Exchange Act.

                                  OTHER MATTERS

Our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy will vote the proxies in accordance with their judgment on such matters.


                       By Order of our Board of Directors


                       W. H. HAYES
                       Secretary

                                   APPENDIX A
[GRAPHIC OMITTED]
AUDIT COMMITTEE CHARTER


GENERAL

         The Audit Committee of the Board of Directors (the "Committee") assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of American Physicians Service Group, Inc. (the "Company"). More specifically, the Committee provides assistance to the Board of Directors in overseeing:

o        the quality and integrity of the financial statements of the Company,

o        the Company's compliance with legal and regulatory requirements,

o        the independent auditor's qualifications and independence, and

o the performance of the Company's internal audit function and independent auditors.

         The Committee is expected to maintain free and open communication with the independent auditors, any internal auditors and the management of the Company and periodically meet separately with them. The independent auditors for the Company shall report directly to the Committee, and the Committee has the direct authority and responsibility for the appointment, compensation, oversight and, where appropriate, replacement of the independent auditors. The Committee also has the authority and will have the funding to engage independent counsel and other outside advisers as it determines is necessary or advisable to discharge its responsibilities under this Charter.

MEMBERSHIP

         The Committee shall consist of at least three directors and shall be composed entirely of directors who are "independent" as defined in the rules of the National Association of Securities Dealers, Inc. (the "NASD"). Each member will also meet the audit committee independence requirements of the listing standards of the NASD and applicable law. All members of the Committee must be able to read and understand fundamental financial statements (including a balance sheet, income statement, and cash flow statement), with at least one member who is a "financial expert" under the NASD audit committee composition rules and as such term is defined by Securities and Exchange Commission rules.

         The Board of Directors shall appoint one member of the Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making Committee assignments and reporting to the Board of Directors.

MEETINGS

         The Committee shall meet at least four times per year or more frequently as it shall determine is necessary to carry out its duties and responsibilities. The Committee shall keep minutes of each meeting and make such minutes available to the Board of Directors for its review.

         The Committee will meet at the call of the chairperson or at the request of a majority of the members. The Committee may meet by telephone conference call or any other means permitted by law and the Company's bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Committee may act by unanimous written consent of all members.

RESPONSIBILITIES

         To fulfill its responsibilities, the Committee shall:

         Engagement of Independent Auditors and Appointment of Internal Auditor

o Have a clear understanding with the independent auditors that they are ultimately accountable, and shall report directly, to the Committee.

o Select annually the independent auditors to audit the financial statements of the Company (subject, if applicable, to stockholder ratification). In so doing, the Committee will obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees, discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence, and take any appropriate action in response to the auditors' statement to ensure the independence of the independent auditors. The Committee shall also review and approve fees paid to the independent auditors and review and approve dismissal of the independent auditors.

o At least annually, obtain and review a report of the independent auditors' firm describing (1) the firm's internal quality control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years with respect to one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (3) with a view towards assessing the independent auditor's independence, all relationships between the independent auditors and the Company.

o Have sole authority to approve (1) all audit and non-audit services (other than those non-audit services prohibited by law) to be provided by the independent auditors and (2) all fees and other terms of engagement of the independent auditors in providing such services. Before the independent auditors are engaged to perform any such non-audit services, the Committee must review and approve such services. The chairperson of the Committee may represent the entire Committee for purposes of this review and approval so long as any such approval by the chairperson is disclosed to the Committee no later than the Committee's next scheduled meeting.

o Review and approve the appointment, reassignment or dismissal of the director of internal audit. If any.

o If an outside firm is retained to provide internal audit services, review and concur with management's appointment, termination, or replacement of the audit firm providing those services.

         Review of Internal Audits, Annual External Audit and Quarterly Reviews

o Review with the independent auditors the annual audit scope and plan.

o Review with management and a representative of internal audit the internal audit department's budget and staffing, results of internal audit department findings and proposed audit plans.

o Review the following items with management and the independent auditors upon the completion of the annual audit and before issuance of the financial statements and the filing of the Form 10-K:

              a. The Company's annual financial statements and related footnotes and the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations.

              b. The results of the independent auditors' audit of the financial statements and the report thereon.

              c. The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates, the clarity of the financial disclosure practices used or proposed to be used, and other significant decisions made in preparing the financial statements.

              d. Any other matters about the audit procedures or findings that SAS No. 61, as amended, requires the independent auditors to discuss with the Committee.

              e. The certificates of the Chief Executive Officer and Chief Financial Officer required pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

              Based on the review and other procedures performed as set forth in this Charter, the Committee shall make its recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

o Review the following items with management and the independent auditors beforethe filing of a Form 10-Q:

              a. The Company's quarterly financial statements and related footnotes and the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations.

              b. The results of the independent auditors' review of the financial statements.

              c. The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates, the clarity of the financial disclosure practices used or proposed to be used, and other significant decisions made in preparing the financial statements.

              d. Any other matters about the review procedures or findings that SAS No. 71, as amended, requires the independent auditors to discuss with the Committee.

              e. The certificates of the Chief Executive Officer and Chief Financial Officer required pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.


o Review with management and the independent auditors the financial statements, related notes and other financial disclosure included in other Company filings with the Securities and Exchange Commission containing the Company's financial statements before such filings are made.

o Review with management and the independent auditors any significant changes, either proposed or adopted, in accounting principles and their impact on the financial statements and in financial statement presentations.

o Require the independent auditors to timely (and no less than quarterly) report to the Committee (1) all critical accounting policies and practices used (or to be used), (2) all alternate treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditors and (3) the content of other material written communications between the independent auditors and management, including but not limited to management letters and schedules of audit differences (whether or not recorded by the Company).

o Review of effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

o Review separately with each of management, the independent auditors and the director of internal audit any significant problems or difficulties encountered while conducting the audit and the quarterly reviews, including any restrictions on the scope of work or access to required information and any communications between the audit team and the audit firm's national office with respect to auditing or accounting issues presented by the engagement, and management's response.

o Review with management, the independent auditors and the director of internal audit:

              a. The Company's internal accounting controls, and any special audit or review steps adopted in light of any material control deficiencies.

              b. Any significant findings and recommendations made by the independent auditors or internal audit, together with management's responses thereto.

              c. Management's assessment of internal controls and related internal control report.

o Review with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's responsibility to review press releases as well as financial information and earnings guidance may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

         Other

o Regularly report Committee activities to the full Board of Directors with such recommendations as the Committee may deem appropriate.

o Inquire of management, the director of internal audit, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company, including legal and ethical compliance programs.

o Review and approve all (1) Company related party transactions (as "related party transactions" is defined by NASD rules or interpreted by the NASD) and (2) waivers for executive officers and directors of the Company's code of conduct.

o Review periodically with management and the General Counsel the status of legal and regulatory matters that may have a material impact on the Company's financial statements and compliance policies.

o Receive any report by legal counsel regarding any evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or its agents.

o Establish and maintain appropriate procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

o Establish hiring policies for current and former employees of the independent auditors.

o Prepare the report, for inclusion in the Company's annual proxy statement, required by the Securities and Exchange Commission concerning certain matters relating to the Committee's activities.

o Perform an annual performance evaluation of the Committee and review and reassess the adequacy of this Charter annually. If any revisions are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

         While the Committee has the duties and responsibilities set forth in this Charter, the Committee's role is one of oversight, whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. Similarly, it is not the responsibility of the Committee to ensure that the Company complies with all laws and regulations.